                             PROSPECTUS SUPPLEMENT
                    (To Prospectus Dated November 19, 1998)

The Prospectus is hereby supplemented on Page 15 to delete the following lines:

                               Number of Shares      Number of Shares      Percentage of Shares
                              Beneficially Owned  of Common Stock Offered   Beneficially Owned
                              ------------------  -----------------------  --------------------
     Kenneth C. Maki(2)             23,905                  6,445                    *
     Hassan Yarpezeshkan            77,906                 77,906                    *

and to replace them with the following lines:

                               Number of Shares      Number of Shares      Percentage of Shares
                              Beneficially Owned  of Common Stock Offered   Beneficially Owned
                              ------------------  -----------------------  --------------------
     Kenneth C. Maki(2)             23,905                 10,000                    *
     Hassan Yarpezeshkan            77,906                 74,351                    *

The date of this Supplement is January 13, 1999.